PHOENIX-SENECA FUNDS

                        Supplement dated July 6, 1999 to
            Prospectus and Statement of Additional Information dated
                                January 28, 1999

                            PHOENIX-SENECA BOND FUND

         Effective on July 1, 1999, the fund's investment adviser has agreed to increase the amount of the expense reimbursement it currently provides to the Phoenix-Seneca Bond Fund.

         Accordingly, footnote (a) to the Fund Expenses table on page 4 of the current prospectus is amended by the addition of the following sentence:

         Effective July 1, 1999, the fund's investment adviser has agreed to reimburse through July 1, 2000 the Phoenix-Seneca Bond Fund's operating expenses to the extent that such expenses exceed 0.90% for Class X Shares, 1.15% for Class A Shares and 1.90% for Class B and Class C Shares.


         Also, the first line of the tables describing expense reimbursement amounts on page 37 of the current prospectus and on page 18 of the current Statement of Additional Information is amended to read:

         ------------------------------------------------------------------------------------------------------------
                                         Class X Shares     Class A Shares     Class B Shares      Class C Shares
         ------------------------------------------------------------------------------------------------------------
         Bond Fund                            0.90%              1.15%              1.90%               1.90%
         ------------------------------------------------------------------------------------------------------------


        INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
           STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.


PXP2069/BF (7/99)